UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2009

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

MobiClear Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
CHANGE IN FISCAL YEAR

On November 30, 2009, Mobiclear Inc. filed Articles of Amendment with the Pennsylvania Department of State, Corporation Bureau, to change its name from Mobiclear Inc. to Intelligent Communication Enterprise Corporation, to be effective December 14, 2009.

FINRA approved the name change effective at the open of business December 22, 2009. The Company’s new trading symbol is ICMC.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

3	Articles of Incorporation and Bylaws
3.24	Amendment to Articles of Incorporation (as filed November 30, 2009, with Pennsylvania Department of State Corporate Bureau)	Attached

99	Miscellaneous
99.01	Press Release dated December 22, 2009	Attached

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBICLEAR, INC. Registrant

Date: December 30, 2009	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

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